Exhibit 99.2

Lipella Pharmaceuticals Issues Letter from the CEO to Stockholders Following Nasdaq Delisting

PITTSBURGH, PA – June 25, 2025 – Lipella Pharmaceuticals Inc. (OTC: LIPO) (“Lipella” or the “Company”), a clinical-stage biotechnology company focused on developing therapies for diseases with significant unmet need, today issued a letter from Chief Executive Officer Jonathan Kaufman to stockholders. The letter provides detailed responses to frequently asked questions regarding the Company’s recent delisting from the Nasdaq Capital Market, as well as insight into Lipella’s clinical programs, financial position, and plans to relist on a national exchange.

In the letter, Dr. Kaufman acknowledged the many inquiries received from stockholders and reaffirmed the Company’s commitment to transparency and long-term value creation.

“While we are disappointed with Nasdaq’s decision, Lipella’s underlying business remains strong. We are advancing meaningful therapies through the clinical program previously outlined, maintaining full SEC compliance, and actively pursuing relisting,” said Dr. Kaufman. “Our mission, leadership team, and long-term strategy remain unchanged.”

Key highlights from the letter include:

  Relisting Plans: The Company is actively evaluating national exchanges that support early-stage innovation and intends to file an initial listing application in the near future.
  Operational Continuity: Lipella remains fully operational, with clinical programs advancing according to plan. The delisting has not impacted clinical timelines or research staffing.
  Clinical Pipeline Update: The Company’s lead candidates—LP-310 for oral lichen planus and LP-10 for hemorrhagic cystitis—continue to show promising clinical progress. Final topline data from the Phase 2a trial of LP-310 is expected in the second half of 2025.
  Financial Standing: Lipella remains financially sound, with sufficient capital to support ongoing development programs and prudent fiscal management in place.
  Shareholder Engagement: Lipella will continue to communicate through SEC filings, press releases, and investor outreach, including plans to participate in investor conferences and calls.

The full stockholder letter is available in the Company’s latest Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission today.

About Lipella Pharmaceuticals Inc.
Lipella Pharmaceuticals is a clinical-stage biotechnology company focused on developing new drugs by reformulating active agents in existing generic drugs and optimizing these reformulations for new applications. Lipella targets diseases with significant unmet needs, where no approved drug therapies currently exist. The company completed its initial public offering in 2022. Learn more at lipella.com and follow us on X and LinkedIn.

Forward-Looking Statements
This press release includes certain "forward-looking statements." All statements, other than statements of historical fact, included in this press release regarding, among other things, our strategy, including our intention to pursue a relisting of our common stock on a national exchange, future operations, financial position, prospects, clinical trials, regulatory approvals, pipeline and opportunities, sources of growth, successful implementation of our proprietary technology, plans and objectives are forward-looking statements. Forward-looking statements can be identified by words such as "may," "will," "could," "continue," "would," "should," "potential," "target," "goal," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "predicts," "expects," "projects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding future events and financial trends that we believe may affect among other things, market and other conditions, our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. There are risks, uncertainties and other factors, both known and unknown, that could cause actual results to differ materially from those in the forward-looking statements which include, but are not limited to, risks related to our product candidates, including LP-310 and LP-10, general capital market risks, including our ability to relist our common stock on a national exchange, regional, national or global political, economic, business, competitive, market and regulatory conditions, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us is based upon the reasonable judgment of our management at the time such statement is made and speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. In addition, the information contained in this press release is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. You should not construe the contents of this press release as legal, tax and financial advisors as to legal and related matters concerning the matters described herein.

CONTACT:
Jonathan Kaufman
Chief Executive Officer
Lipella Pharmaceuticals Inc.
Info@Lipella.com
1-412-894-1853

PCG Advisory
Jeff Ramson
jramson@pcgadvisory.com